                                                                EXHIBIT 10.5


                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
                    ----------------------------------------


        This Amendment to Loan and Security Agreement ("Amendment") is entered into as of this 22nd day of September, 1997 between Modtech, Inc. ("Borrower") and Coast Business Credit, a division of Southern Pacific Thrift & Loan Association, successor to Coast Business Credit Corporation ("Coast"), in reference to that certain Loan and Security Agreement between Coast and Borrower dated October 5, 1995, as amended ("Loan Agreement").

        The parties agree that the Loan Agreement shall be amended as set forth below. Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Loan Agreement.

        NOW, THEREFORE, the parties hereto do hereby agree as follows:

        1. Section 1.1 of the Loan Agreement is hereby amended by deleting the reference therein to "Fifteen Million Dollars ($15,000,000)" and substituting therefor the sum of "Twenty Million Dollars ($20,000,000)."

        2. Section 1.2 of the Loan Agreement is hereby modified by deleting the reference therein to "2% per annum . . ." and substituting therefor ".75% per annum . . ."

        3. In addition to all other fees and charges, Borrower shall pay Coast from the date hereof an additional origination fee in the amount of $2,500.

        4.      The Facility Fee is hereby deleted.

        5. Section 5 of the Loan Agreement is hereby modified by deleting the reference therein to "third business day" and substituting therefor "second business day . . ."

        6. Except as otherwise set forth herein, the Loan Agreement and the documents and instruments collateral thereto remain in full force and effect in accordance with their terms.

        7.      This Amendment may be executed in one or more counterparts.

        8. This Amendment shall be governed by the laws of the State of California.

        9. If any action or proceeding shall be commenced at any time by any party to this Amendment to enforce, interpret or otherwise concerning the terms herein, the prevailing party in such action shall be entitled to reimbursement of its costs and reasonable attorneys' fees. Each of the parties hereto waive trial by jury in connection with any action described in the preceding sentence. In addition to all other fees and charges, Borrower shall reimburse Coast, upon demand, for all attorneys' fees and costs incurred in connection with the negotiation, documentation and closing of this Amendment.



                                        MODTECH, INC.



                                        By:    /s/ EVAN M. GRUBER
                                               ----------------------------
                                        Its:   Chief Executive Officer
                                               ----------------------------

                                        COAST BUSINESS CREDIT


                                        By:    /s/ JOSEPH M. SAMMONS
                                               ----------------------------
                                        Name:  Joseph M. Sammons
                                        Title: Vice President